National Health Investors



Investor Update
February 21, 2023

NATIONAL HEALTH INVESTORS

Safe Harbor Statement

These slides and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as "may," "will," "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.



Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the impact of COVID-19 or another public health crisis on our tenants and operators; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2022.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company's quarterly supplementals which can be found on our website at www.nhireit.com, and in quarterly 10-Q filings and annual 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

Investment Overview

1 Portfolio Optimization Largely Complete

- Dispositions largely completed
- Bickford rent reset
- Improved EBITDARM Coverages Across Senior Housing Portfolio
- Legacy Holiday converted to SHOP

2 Multiple Drivers Enhance Organic Growth Profile

- Repayment of deferral balances
- Rent reset on restructured and transitioned properties
- SHOP upside as fundamentals improve

3 Financial Strength Positions NHI for External Growth

- Leverage profile in target range
- Significant capacity without near-term equity needs
- Active pipeline with strong 4Q22/1Q23 investments

4 Visibility Continues to Improve

- Achieved high end of 2022 Normalized FAD guidance despite ongoing headwinds
- ROIC recovering as optimization efforts conclude
- Better visibility into 2023









1 Portfolio Optimization Overview

NHI NATIONAL HEALTH INVESTORS

OBJECTIVES	ACTIONS AND OUTCOMES
Optimize Portfolio through Significant Asset Sales & Tenant Transitions; Additional Restructuring Continues	• Since 2Q 2021 completed approximately $296.4 million in senior housing dispositions at a NOI cash yield of approximately 2.7% and EBITDARM coverage of 0.47x • Transitioned six properties to new and existing operators • EBITDARM coverage improvement across the need driven senior housing portfolio • NHI is targeting additional assets sales and currently has 13 properties held-for-sale with a net book value of $43.3 million with 4Q 2022 cash rent of $1.0 million • Additional tenant transitions, rent restructures, and lease maturities likely to have modest impact on near-term NOI
Reposition Bickford & legacy Holiday Portfolios to Prosper as Senior Housing Fundamentals Recover	• Restructured Bickford lease effective April 1, 2022 to approximately $28.3 million annual cash rent with a FMV reset after two years; TTM pro forma EBITDARM coverage through 3Q 2022 was 1.31x • The rent reset immediately improves Bickford's financial health and positions the operator to begin repayments of $20.5 million in cumulative deferrals over the next several years • Transitioned 15 former Holiday properties to our new senior housing operating portfolio ("SHOP") effective April 1, 2022, to Discovery Senior Living and Merrill Gardens • SHOP contributed $7.6 million to adjusted NOI during 2022
Maintain Low Levered Balance Sheet to Capitalize on Organic Growth & External Opportunities	• Despite significant deferrals and asset dispositions, NHI has maintained leverage within its stated goal of 4.0x – 5.0x net debt-to-adjusted EBITDA • Completed $152 million in share repurchases in 2022 and continue to have significant capacity to deploy capital • Approximately $52.8 million in deferrals and notes receivable outstanding provide multi-year organic growth opportunity as industry fundamentals improve and tenants repay balances • Expect incremental SHOP long-term opportunity of $6 million - $8 million from 2Q 2022/3Q 2022 annualized results

1

Senior Housing & SNF Dispositions

(dollars in thousands)

- Since 2Q 2021, NHI has completed the disposition of 32 underperforming senior housing properties for net proceeds of approximately $296.4 million at an implied property cash NOI yield of 2.7% and EBITDARM coverage of 0.47x;
- NHI also completed the sale of 7 underperforming NHC SNFs for $43.4 million with little near-term loss of cash rent;
- NHI currently has 13 senior housing properties classified as held for sale with a net book value of $43.3 million and 4Q 2022 cash rent of $1.0 million before consideration of potential further deferrals or rent restructurings;
- NHI also continues to contemplate future asset sales of underperforming properties as well as limited lease restructurings and tenant concessions.

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI [1]	Annualized Cash Rent Yield	Property Cash NOI Yield	EBITDARM Coverage
Senior Housing & SNF Completed Dispositions									
Q2 2021	Bickford Senior Living	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	238	2	16,379					
	Total Senior Housing	**2,767**	**32**	**$ 296,382**	**$ 28,202**	**$ 8,003**	**9.5%**	**2.7%**	**0.47x**
Q3 2022	National Healthcare Corporation [2]	780	7	43,686					
	Total Senior Housing & SNF	**3,547**	**39**	**$ 340,068**					

[1] Assumes 5% management fee and $500 per unit capex.

[2] NHC disposition only included in Units, Properties and Net Proceeds

1 EBITDARM Coverage Overview

NATIONAL HEALTH INVESTORS

EBITDARM Coverage Improvement

Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the disposition of underperforming senior housing properties. Discretionary Senior Housing and SNF coverage has shown resilience throughout the pandemic.

Senior Housing - Need Driven

- Coverage of 1.02x in the TTM ended 3Q 2022 improved 6 bps from the TTM ended 2Q 2022 and 22 bps from a low of 0.80x in TTM ended 4Q 2021
- Bickford coverage improved sequentially to 1.09x from 1.00x in the prior period
  - ***Adjusting Bickford's rent to the restructured lease, pro forma coverage for the TTM ended 3Q 2022 was 1.31x***
- Excluding Bickford, Need Driven portfolio coverage improved sequentially to 0.96x from 0.91x in the prior period
- Excluding assets held for sale, Need Driven and Need Driven ex. Bickford was 1.08x and 1.03x, respectively

Senior Housing – Discretionary

- Coverage of 1.36x was down 2 bps sequentially but improved significantly from 1.16x in the TTM ended 4Q 2021 due primarily to the transition of legacy Holiday properties to SHOP
- Portfolio now largely represents coverage for our entrance fee operators (SLC, LCS, and Watermark) which have proven resilient throughout the pandemic

Skilled Nursing

- Anchored by NHC and ENSG, NHI's SNF coverage continues to be very healthy
- Sequential decline driven by NHC due to lower CARES Act revenue

Trailing Twelve Month (TTM) EBITDARM Coverage

	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Senior Housing						
Properties	100	99	98	121	122	123
EBITDARM Coverage	1.17x	1.14x	1.11x	0.98x	1.01x	1.06x
Senior Housing - Need Driven						
Properties	86	85	84	92	92	93
EBITDARM Coverage	1.02x	0.96x	0.89x	0.80x	0.84x	0.86x
Bickford						
Properties	39	38	38	41	42	42
EBITDARM Coverage	1.09x	1.00x	0.92x	0.82x	0.91x	0.97x
Need Driven ex. Bickford						
Properties	47	47	46	51	50	51
EBITDARM Coverage	0.96x	0.91x	0.87x	0.79x	0.76x	0.76x
Senior Housing - Discretionary						
Properties	14	14	14	29	30	30
EBITDARM Coverage	1.36x	1.38x	1.39x	1.16x	1.20x	1.27x
Senior Living Communities ("SLC")						
Properties	10	10	10	10	10	10
EBITDARM Coverage	1.22x	1.25x	1.22x	1.18x	1.19x	1.28x
Discretionary ex. SLC						
Properties	5	5	5	4	4	4
EBITDARM Coverage	1.69x	1.70x	1.81x	1.57x	1.75x	1.74x
Skilled Nursing						
Properties	68	68	74	74	74	74
EBITDARM Coverage	2.41x	2.47x	2.67x	2.71x	2.85x	2.80x
NHC						
Properties	35	35	42	42	42	42
EBITDARM Coverage	2.98x	3.24x	3.51x	3.61x	3.94x	3.82x
Medical ex. NHC						
Properties	34	34	33	34	34	35
EBITDARM Coverage	2.03x	1.95x	1.98x	2.01x	2.02x	2.10x

1

Bickford Portfolio Optimization

Optimization Impact on Occupancy

- NHI sold 3 Bickford legacy properties in 2Q 2022 which weighed heavily on occupancy and cash flow
- The chart to the right demonstrates the occupancy difference between the current portfolio of 39 (Virginia Beach added in November) properties compared to the legacy portfolio of 41 properties in the seven months prior to the sale of the 3 underperforming buildings
- NHI is targeting the sale of additional properties which should also improve the financial health of the current portfolio with no impact on in-place rent



Legacy Portfolio
Current Portfolio
86.0%
85.0%
84.0%
83.0%
82.0%
81.0%
80.0%
79.0%
78.0%
77.0%
82.0%
83.6%
82.4%
84.3%
81.5%
83.7%
80.9%
83.6%
79.3%
82.3%
79.4%
82.5%
79.3%
82.5%
83.0%
83.9%
85.0%
84.5%
84.5%
83.7%
83.7%
82.9%
Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22

EBITDARM Coverage Enhanced

- Since 1Q 2021, NHI has completed the sale of 9 Bickford properties for approximately $65.9 million and effective April 1, 2022, NHI reset annual rent to $28.3 million both of which have significantly improved EBITDARM coverage
  - Including the pro forma impact of the rent reset for the entire period, 3Q 2022 coverage was 1.31x
- NHI also recently acquired two properties that have been recently developed with coverages meaningfully higher than the Bickford portfolio which improve the overall value of the portfolio



Bickford TTM EBITDARM Coverage
1.31x adjusted for rent reset
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x
0.50x
0.90x
0.81x
0.91x
0.82x
0.92x
1.00x
1.09x
1Q21 1
2Q21 2
3Q21
4Q21
1Q22
2Q22
3Q22

[1] 1Q21 coverage was 1.06x including the benefit of PPP income
[2] 2Q21 coverage was 0.97x including the benefit of PPP income

2 Several Organic Growth Drivers

(dollars in thousands except RevPOR)

Significant Organic NOI Upside in Deferral Repayments, Rent Resets, and SHOP

- NHI typically targets organic growth in the 1.5% - 2.0% range driven largely by triple net lease escalators
- **Incremental Organic Drivers**: The Company expects incremental growth opportunities over the next several years from deferral collections, rent resets on restructured leases, and from the SHOP portfolio
- **Deferral Repayments**: NHI has granted deferrals of approximately $35.8 million including $20.5 million to Bickford and $15.3 million to other operators
  - Collected approximately $0.4 million in deferred rent payments during 4Q 2022 from 4 tenants
  - Reduced Bickford's balance by $5.5 million in lieu of cash payment following the exercise of two purchase options on newly developed properties which created significant value for NHI and improved overall EBITDARM coverage with Bickford
- **Rent Resets**: In response to the pandemic, NHI restructured several tenant leases and transitioned multiple properties to operators that provided favorable near-term lease terms. The Company's organic growth is expected to improve over the next several years as these leases reset to fair market values
- **SHOP Upside**: NHI continues to estimate the longer-term incremental NOI opportunity of $6.0 - $8.0 million as community leadership matures, capital projects are completed, and industry fundamentals improve. There is incremental longer-term potential should margins improve to 2019/2020 levels

	2019	2020	2021	1Q 2022	2Q 2022 [1, 2]	3Q 2022	4Q 2022
Properties	15	15	15	15	15	15	15
Units	1,730	1,730	1,730	1,730	1,731	1,731	1,732
Occupancy	89.7%	85.5%	78.9%	77.7%	76.5%	76.9%	75.8%
RevPOR	$2,985	$3,011	$3,020	$3,013	$3,018	$3,010	$2,994
Revenue	$55,578	$53,479	$49,469	$12,144	$11,992	$12,013	$11,791
Operating exepnses	(27,443)	(27,033)	(28,898)	(7,604)	(8,513)	(8,639)	(9,253)
Management fees	(2,779)	(2,674)	(2,473)	(607)	(600)	(600)	(589)
Net Operating Income	$25,356	$23,772	$18,097	$3,933	$2,879	$2,774	$1,949
NOI Margin	45.6%	44.5%	36.6%	32.4%	24.0%	23.1%	16.5%

Incremental SHOP NOI opportunity of $6 - $8 million on improving margins to 2021 levels

[1] Periods prior to 2Q 2022 reflect operations under different managers and are provided for illustrative purposes.

[2] Operating expenses include approximately $0.3 million in transition costs. Excluding transition costs, the 2Q 2022 NOI margin is 26.9%.

3

Financial Strength Positions NHI for Accretive External Growth

(dollars in million; debt maturity table as of January 31, 2023)

Strong Balance Sheet Provides Ample Liquidity for Investment

- Despite significant deferrals and rent restructuring, NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range since the beginning of the pandemic
- NHI announced investments of $101.5 million in 2022 at a weighted average yield of 7.7% and has already announced $54.8 million in YTD 2023 investments at a weighted average yield of 7.7%
- NHI repurchased 2.5 million shares for $152 million in 2022 reducing annualized dividends by $8.9 million
- The Company estimates incremental investments of approximately $135 million without the need to issue equity while maintaining the target leverage profile
- NHI retired $125 million in private placement notes in January 2023 and has ample liquidity and access to capital markets to address remaining 2023 maturities



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$290
$240
$50
$75
$75
$127
$77
$50
$700
$498
$202
$100
$100
$400
$400
2023
2024
2025
2026
2027
Thereafter

[1] Investment funded partially with the satisfaction of a $14.2 million construction loan. NHI also agreed to a $2.5 million credit to Bickford's outstanding deferral balance

[2] Investment funded partially with the satisfaction of a $14.0 million construction loan. NHI also agreed to a $3.0 million credit to Bickford's outstanding deferral balance

[3] Investment funded partially with the satisfaction of a $9.1 million second mortgage

Date	Tenant / Borrower	Investment Type	Yield	Investment
1Q 2023	Silverado Senior Living	Lease	7.5%	$ 37.5
1Q 2023	Bickford Senior Living [1]	Lease	8.0%	17.3
		Total 2023	7.7%	$ 54.8
4Q 2022	Bickford Senior Living [2]	Lease	8.0%	$ 17.2
4Q 2022	Capital Funding Group	Corporate loan	7.3%	42.5
2Q 2022	Encore Senior Living [3]	Lease	7.3%	13.3
1Q 2022	Encore Senior Living	Construction loan	8.5%	28.5
		Total 2022	7.7%	$ 101.5
		Total 2022 & 2023	7.7%	$ 211.1

Net Debt to Adjusted EBITDA



6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.8x
4.8x
4.8x
4.9x
5.0x
5.0x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

4 Improving Visibility; Return to Growth in 2023

Achieved 2022 Guidance

- Due to the onset of the pandemic in 2020 and implementation of portfolio optimization in 2021 NHI did not issue guidance
- While still facing significant headwinds, NHI issued full year guidance in April 2022
- 2022 Normalized FAD of $201.0 million in-line with outlook

Better Visibility into 2023

- With the portfolio optimization largely complete and industry fundamentals starting to stabilize, NHI believes it has better visibility
- ROIC improving as dispositions of underperforming assets slow, and Normalized FAD stabilizes
- 2023 Normalized FAD mid-point of $186.6 million implies 4.3% growth over annualized 4Q 2022 Normalized FAD
- Guidance excludes unidentified investments and deferral repayments


Return on Invested Capital
8.4%
8.2%
8.0%
7.8%
7.6%
7.4%
7.2%
7.0%
6.8%
6.6%
8.3%
8.3%
8.2%
8.0%
7.9%
7.7%
7.5%
7.3%
7.2%
7.5%
7.6%
7.7%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

Definitions

NATIONAL HEALTH INVESTORS

ADJUSTED EBITDA & EBITDARM
We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We defi ne Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME
Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NET OPERATING INCOME
Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RETURN ON INVESTED CAPITAL (ROIC)
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

RevPOR
RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



Reconciliations: ROIC

(dollars in thousands)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
Total Assets	$ 3,167,835	$ 3,166,971	$ 3,139,273	$ 3,120,346	$ 3,183,273	$ 3,077,445	$ 2,912,177	$ 2,838,876	$ 2,802,503	$ 2,587,291	$ 2,508,785	$ 2,507,424
Add: Accumulated Depreciation	534,905	555,762	576,605	597,638	618,299	622,943	593,215	576,668	582,175	593,036	599,423	611,688
Less: Straight-line Receivable	(85,629)	(89,090)	(92,418)	(95,703)	(98,354)	(97,723)	(99,895)	(96,198)	(94,739)	(79,697)	(81,959)	(76,895)
Invested Capital	$ 3,617,111	$ 3,633,643	$ 3,623,460	$ 3,622,281	$ 3,703,218	$ 3,602,665	$ 3,405,497	$ 3,319,346	$ 3,289,939	$ 3,100,630	$ 3,026,249	$ 3,042,217
Normalized FAD	$ 59,545	$ 60,925	$ 60,270	$ 59,003	$ 59,551	$ 52,839	$ 51,173	$ 45,911	$ 52,669	$ 56,279	$ 47,378	$ 44,712
Add: Contractual Interest	13,003	12,832	11,907	11,537	12,230	12,188	12,085	11,668	9,558	10,262	10,821	11,847
FAD before contractual interest	$ 72,548	$ 73,757	$ 72,177	$ 70,540	$ 71,781	$ 65,027	$ 63,258	$ 57,579	$ 62,227	$ 66,541	$ 58,199	$ 56,559
TTM Invested Capital	$ 3,425,064	$ 3,511,852	$ 3,555,284	$ 3,593,428	$ 3,639,943	$ 3,637,053	$ 3,591,424	$ 3,530,601	$ 3,464,133	$ 3,343,616	$ 3,228,332	$ 3,155,676
TTM Normalized FAD plus contractual interest	$ 285,423	$ 290,548	$ 290,094	$ 289,023	$ 288,256	$ 279,525	$ 270,606	$ 257,645	$ 248,091	$ 249,605	$ 244,546	$ 243,526
ROIC	8.3%	8.3%	8.2%	8.0%	7.9%	7.7%	7.5%	7.3%	7.2%	7.5%	7.6%	7.7%